                                                                 Exhibit 23.1



                          CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-51523) of our report, dated June 17, 1998, relating to the consolidated financial statements of Troy Group, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.

                                   MCGLADREY & PULLEN, LLP


Anaheim, California
June 29, 1998